STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC2

Payment Number	9
Beginning Date of Collection Period	01-Jun-04
End Date of Collection Period	30-Jun-04
Payment Date	20-Jul-04
Previous Payment Date	21-Jun-04

Group 1 Funds Disbursement
Collected Funds including Skip-a-Pay and excluding Premium Amount	47,677,204.51
Available Payment Amount	47,336,954.11
Principal Collections	41,703,457.29
Interest Collections (net of servicing fee)	5,633,496.82
Net of Principal Recoveries	5,632,496.82
Principal Recoveries	1,000.00
Servicing Fee	371,416.40
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	47,677,204.51
Interest Paid to Notes and Components	962,584.53
Principal Paid to Notes and Components	42,189,761.32
Transferor - pursuant to 5.01 (a) (xiv)	4,153,442.26
Servicing Fee	371,416.40

Group 1 Pool Balance
Beginning Pool Balance	891,399,350.19
Principal Collections (including repurchases)	41,703,457.29
Additional Principal Reduction Amount	486,304.03
Ending Pool Balance	849,209,588.87

Group 1 Collateral Performance
Cash Yield (% of beginning balance)	8.08%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.65%
Net Yield	7.43%
Realized Losses	0.01
Cumulative Realized Losses	961,120.24
Cumulative Loss Percentage	0.08%
Delinquent Loans
One Payment Principal Balance of loans	28,700,140.40
One Payment Number of loans	256
Two Payments Principal Balance of loans	6,034,241.93
Two Payments Number of loans	56
Three+ Payments Principal Balance of loans	23,108,453.81
Three+ Payments Number of loans	224

Two+ Payments Delinquency Percentage	3.43%
Two+ Payments Rolling Average	2.99%

Group 1 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	7,939
Number of loans outstanding end of period	7,612
Number of REO as of the end of the Collection Period	19
Principal Balance of REO as of the end of the Collection Period	1,542,214.60

Group 1 Overcollateralization
Beginning OC Amount	162,287,972.30
OC Release Amount	0.00
Extra Principal Payment Amount	-
Ending OC Amount	162,287,972.30

Target OC Amount	162,287,972.30
Interim OC Amount	162,287,972.30
Interim OC Deficiency	-

Monthly Excess Cashflow	4,153,442.26
Principal Payment Amount	41,703,457.29
Principal Collections	41,703,457.29
OC Release Amount	0.00

Other Group 1 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 1 Cut-Off Date Pool Balance	1,180,276,162.15
Accrued Servicing Fee unpaid for previous Collection Periods	0.00
Class A-1 Insured Payment Amounts from Insurer	0.00

Group 2 Funds Disbursement
Collected Funds including Skip-a-Pay	12,680,766.96
Available Payment Amount	12,593,802.01
Principal Collections	11,223,546.53
Interest Collections (net of servicing fee)	1,370,255.48
Net of Principal Recoveries	1,370,255.48
Principal Recoveries	0.00
Servicing Fee	86,964.95
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	12,680,766.96
Interest Paid to Notes and Components	227,931.42
Principal Paid to Notes and Components	11,283,945.91
Transferor - pursuant to 5.01 (a) (xiv)	1,081,924.68
Servicing Fee	86,964.95

Group 2 Pool Balance
Beginning Pool Balance	208,715,870.42
Principal Collections (including repurchases)	11,223,546.53
Additional Principal Reduction Amount	60,399.38
Ending Pool Balance	197,431,924.51

Group 2 Collateral Performance
Cash Yield (% of beginning balance)	8.38%
Loss Rate (net of principal recoveries; % of beginning pool balance)	0.35%
Net Yield	8.03%
Realized Losses	60,399.38
Cumulative Realized Losses	160,648.38
Cumulative Loss Percentage	0.06%
Delinquent Loans
One Payment - Principal Balance of mortgage loans	7,738,292.94
One Payment - Number of mortgage loans	63
Two Payments - Principal Balance of mortgage loans	857,356.76
Two Payments - Number of mortgage loans	9
Three+ Payments - Principal Balance of mortgage loans	5,689,197.68
Three+ Payments - Number of mortgage loans	54

Two+ Payments Delinquency Percentage	3.32%
Two+ Payments Rolling Average	3.09%

Group 2 Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number of loans outstanding beginning of period	1,524
Number of loans outstanding end of period	1,465
Number of REO as of the end of the Collection Period	4
Principal Balance of REO as of the end of the Collection Period	155,149.22

Group 2 Overcollateralization
Beginning OC Amount	39,285,123.64
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
Ending OC Amount	39,285,123.64

Target OC Amount	39,285,123.64
Interim OC Amount	39,285,123.64
Interim OC Deficiency	0.00

Monthly Excess Cashflow	1,081,924.68
Principal Payment Amount	11,223,546.53
Principal Collections	11,223,546.53
OC Release Amount	0.00

Other Group 2 Information
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Group 2 Cut-Off Date Pool Balance	285,709,990.10
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Reserve Account
Specified Reserve Target	0.00
Ending Balance of Group 1 Reserve Account Subaccount	0.00
Ending Balance of Group 2 Reserve Account Subaccount	0.00

Interest Calculations
1 month LIBOR	1.28000%
Class A-1 Formula Rate (1M LIBOR plus 29bps)	1.57000%
Class A-1 Note Rate	1.57000%
Class M-1 Formula Rate (1M LIBOR plus 60bps)	1.88000%
Class M-1 Component Rate	1.88000%
Group 1 Available Funds Cap	8.42534%
Class A-2 Formula Rate (1M LIBOR plus 33bps)	1.61000%
Class A-2 Note Rate	1.61000%
Class M-2 Formula Rate (1M LIBOR plus 60bps)	1.88000%
Class M-2 Component Rate	1.88000%
Group 2 Available Funds Cap	8.51931%

Class A-1 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	40.585517
2. Principal Payment per $1,000	39.717431
3. Interest Payment per $1,000	0.868087

B. Calculation of Class A-1 Interest Due & Paid
1. Class A-1 Note Rate	1.57000%
2. Days in Accrual Period	29

3. Class A-1 Interest Due	717,207.16
4. Class A-1 Interest Paid	717,207.16
5. Class A-1 Supplemental Interest Amount Paid	0.00
6. Class A-1 Interest Carry Forward Amount Paid	0.00

7. Class A-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-1 Principal Due & Paid
1. Class A-1 Note Principal Amount, BOP	567,086,703.50
2. Class A-1 Principal Due	32,814,263.22
3. Class A-1 Principal Paid	32,814,263.22
4. Class A-1 Principal Carry Forward Amount Paid	0.00
5. Class A-1 unpaid Principal Carry Forward Amount	0.00
6. Class A-1 Note Principal Amount, EOP	534,272,440.28

7. Class A-1 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.6863853
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6466678
8. Ending Class A-1 Note Principal Amount as a % of the Pool Balance, EOP	0.6291408

Class A-2 Noteholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.737236
2. Principal Payment per $1,000	43.882670
3. Interest Payment per $1,000	0.854566

B. Calculation of Class A-2 Interest Due & Paid
1. Class A-2 Note Rate	1.61000%
2. Days in Accrual Period	29

3. Class A-2 Interest Due	170,910.65
4. Class A-2 Interest Paid	170,910.65
5. Class A-2 Supplemental Interest Amount Paid	0.00
6. Class A-2 Interest Carry Forward Amount Paid	0.00

7. Class A-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A-2 Principal Due & Paid
1. Class A-2 Note Principal Amount, BOP	131,779,469.73
2. Class A-2 Principal Due	8,776,402.38
3. Class A-2 Principal Paid	8,776,402.38
4. Class A-2 Principal Carry Forward Amount Paid	0.00
5. Class A-2 unpaid Principal Carry Forward Amount	0.00
6. Class A-2 Note Principal Amount, EOP	123,003,067.35

7. Class A-2 Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.6589072
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6150246
8. Ending Class A-2 Note Principal Amount as a % of the Pool Balance, EOP	0.6230151

Class M-1 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	40.756923
2. Principal Payment per $1,000	39.717431
3. Interest Payment per $1,000	1.039492

B. Calculation of Class M-1 Interest Due & Paid
1. Class M-1 Component Rate	1.88000%
2. Days in Accrual Period	29

3. Class M-1 Interest Due	245,377.37
4. Class M-1 Interest Paid	245,377.37
5. Class M-1 Supplemental Interest Amount Paid	0.00
6. Class M-1 Interest Carry Forward Amount Paid	0.00

7. Class M-1 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-1 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-1 Principal Due & Paid
1. Class M-1 Component Principal Amount, BOP	162,024,674.39
2. Class M-1 Principal Due	9,375,498.10
3. Class M-1 Principal Paid	9,375,498.10
4. Class M-1 Principal Carry Forward Amount Paid	0.00
5. Class M-1 Unpaid Principal Carry Forward Amount	0.00
6. Class M-1 Component Principal Amount, EOP	152,649,176.29

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.6863853
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.6466678
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1797544

Class M-2 Componentholders' Statement
A. Information on Payments
1. Total Payment per $1,000	44.880548
2. Principal Payment per $1,000	43.882670
3. Interest Payment per $1,000	0.997878

B. Calculation of Class M-2 Interest Due & Paid
1. Class M-2 Component Rate	1.88000%
2. Days in Accrual Period	29

3. Class M-2 Interest Due	57,020.77
4. Class M-2 Interest Paid	57,020.77
5. Class M-2 Supplemental Interest Amount Paid	0.00
6. Class M-2 Interest Carry Forward Amount Paid	0.00

7. Class M-2 Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M-2 Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M-2 Principal Due & Paid
1. Class M-2 Component Principal Amount, BOP	37,651,277.05
2. Class M-2 Principal Due	2,507,543.53
3. Class M-2 Principal Paid	2,507,543.53
4. Class M-2 Principal Carry Forward Amount Paid	0.00
5. Class M-2 Unpaid Principal Carry Forward Amount	0.00
6. Class M-2 Component Principal Amount, EOP	35,143,733.52

7. Class M-1 Component Pool Factor
a. BOP Component Principal Amount as a % of Original Component Principal Amount	0.6589072
b. EOP Component Principal Amount as a % of Original Component Principal Amount	0.6150246
8. EOP Class M-1 Component Principal Amount as a % of the EOP Pool Balance	0.1780043

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC2

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of October 15, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC2, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on July 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of July, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer